UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/21/2014

Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-24020

DE	61-1321992
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

101 Bullitt Lane, Suite 450, Louisville, KY 40222
(Address of principal executive offices, including zip code)

502-329-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 21, 2014, Brian A. Lutes, Vice President and Chief Financial Officer of Sypris Solutions, Inc. (the "Company"), tendered his resignation to the Company, effective March 14, 2014, for personal reasons.   Mr. Lutes will continue to serve in his current capacity until the effective date of his resignation.   The Company will promptly begin a search for Mr. Lutes' successor.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sypris Solutions, Inc.

Date: February 24, 2014	By:	/s/ John R. McGeeney
John R. McGeeney
Vice President, General Counsel and Secretary